Exhibit 10.1

OVASCIENCE, INC.

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”), dated as of March 12, 2013, is entered into by and among OvaScience, Inc., a Delaware corporation (the “Company”), and the parties set forth on the omnibus signature pages affixed hereto (each, an “Investor” and collectively, the “Investors”).

WHEREAS, the Company desires to issue and sell to the Investors, in a private placement offering (the “Offering”), an aggregate of up to 3,888,880 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a purchase price of $9.00 per Share;

WHEREAS, the Investors, severally and not jointly, wish to purchase the Shares on the terms and subject to the conditions set forth in this Agreement; and

WHEREAS, the Offering is being made to a limited number of “accredited investors,” as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”).

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Investors hereby agree as follows:

1.             Purchase and Sale.

1.1          At the Closing (as defined below), on the terms and subject to the conditions set forth herein, the Company will issue and sell to each Investor, and each Investor will purchase from the Company, severally and not jointly, the number of Shares set forth on such Investor’s omnibus signature page, the form of which is attached hereto as Annex I (the “Omnibus Signature Page”), for the aggregate purchase price therefor set forth on such Investor’s Omnibus Signature Page.

1.2          Pursuant to the terms and subject to the conditions of this Agreement, the Company and each Investor hereby agree that the execution by such Investor of the Omnibus Signature Page shall constitute such Investor’s agreement to be bound by the terms and conditions of this Agreement and the terms and conditions of that certain Registration Rights Agreement, dated of even date herewith, by and among the Company and the Investors (the “Registration Rights Agreement”), a copy of which attached is hereto as Annex II.

2.             Placement Agents.

2.1          Leerink Swann LLC, as the lead placement agent, and Ladenburg Thalmann & Co. Inc., Oppenheimer & Co. Inc., Roth Capital Partners, LLC, and Wedbush Securities Inc., as the co-placement agents, are acting as the Company’s placement agents in connection with the Offering (each, a “Placement Agent” and together, the “Placement Agents”).  Each Investor acknowledges that the Offering is not being underwritten by any of the Placement Agents.

2.2          Each Investor acknowledges that the Company intends to pay the Placement Agents a fee equal to six percent (6%) of the gross proceeds of the Offering (the “Placement Fee”) in respect of the sale of Shares to the Investors.

3.             Closing and Delivery of the Shares and Funds.

3.1          Closing.  Upon the satisfaction of the conditions set forth in Section 6, the completion of the purchase and sale of the Shares (the “Closing”) shall occur remotely via exchange of documents and signatures at a time (the “Closing Date”) to be agreed to by the Company and the Investors, and of which the Investors will be notified in advance by the Placement Agents.  The Closing is expected to occur on or about March     , 2013.

3.2          Payment of Purchase Price; Delivery of Shares.  At or prior to the Closing, each Investor will remit in United States dollars by wire transfer of immediately available funds in accordance with wiring instructions provided by the Company prior to Closing the amount of funds equal to the aggregate purchase price for the Shares being purchased by such Investor. On or before the Closing, the Company will instruct its transfer agent to deliver stock certificates to the Investors representing the Shares being purchased by the Investors, or cause the Shares to be issued in book entry form to the Investors, against delivery of the aggregate purchase price on the Closing Date.  The foregoing notwithstanding, if an Investor has indicated to the Company at the time of execution of this Agreement a need to settle “delivery versus payment”, the Company shall deliver to such Investor or such Investor’s designated custodian the original stock certificates on or prior to the Closing and, upon receipt, the Investor shall wire the aggregate purchase price as provided in the first sentence of this Section 3.2.

4.             Representations, Warranties and Covenants of the Investors.

Each Investor hereby, for itself, severally and not jointly, represents and warrants to the Company as follows:

4.1          Such Investor has carefully reviewed all reports filed by the Company prior to the date of this Agreement with the Securities and Exchange Commission (the “SEC”) (collectively, the “SEC Reports”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  In particular, the Investor has carefully reviewed the Company’s Annual Report on Form 10-K filed with the SEC on February 25, 2013, and the Risk Factors beginning on page 33 thereof. To the extent such Investor deems appropriate, such Investor has discussed the SEC Reports with representatives of the Company.

4.2          Such Investor is acquiring the Shares for its own account and for investment and not with a view to the distribution thereof within the meaning of the Securities Act.

4.3          Such Investor has answered all of the questions in the Investor Questionnaire attached hereto as Annex III (the “Investor Questionnaire”), the answers in the Investor Questionnaire are true and correct as of the date hereof and will be true and correct as of the Closing Date, and such Investor is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

4.4          Such Investor understands that the Shares will not be transferable except (a) pursuant to an effective registration statement under the Securities Act or (b) upon receipt by the Company of a written opinion of counsel for such Investor reasonably satisfactory to the Company to the effect that the proposed transfer is exempt from the registration requirements of the Securities Act and relevant state securities laws.  Restrictive legends shall be placed on all certificates representing any Shares, substantially as follows:

“NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS

CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND ALL APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS (SUCH FEDERAL AND STATE LAWS, THE “SECURITIES LAWS”) OR (B) IF THE CORPORATION HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL FOR THE HOLDER, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE CORPORATION, TO THE EFFECT THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF THE SECURITIES LAWS.”

4.5          The execution, delivery and performance by such Investor of this Agreement and the Registration Rights Agreement have been duly authorized by all requisite action of such Investor.

4.6          Such Investor understands that the Shares are quoted over-the-counter, and that no securities issued by the Company are listed on a national securities exchange.

4.7          Such Investor understands that the sale of the Shares has not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein. Such Investor understands and acknowledges that the Offering pursuant to this Agreement will not be registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of Shares thereunder is exempt from the registration requirements of the Securities Act.

4.8          Either alone or with such Investor’s investment adviser, such Investor has such knowledge and experience in business and financial matters and with respect to investments in securities of privately-held companies so as to enable it to understand and evaluate the risks of its investment in the Shares and form an investment decision with respect thereto. Such Investor has been afforded the opportunity during the course of the Offering to ask questions of, and to secure such information from, the Company and its officers and directors with regard to the Company and the terms and conditions of the Offering, as it deems necessary to evaluate the merits of entering into the transactions contemplated by this Agreement.  Such Investor understands and acknowledges that such discussions, as well as any written information issued by the Company, (a) were intended to describe the aspects of the Company’s business and prospects which the Company believes to be material, but were not necessarily an exhaustive description, and (b) may have contained forward-looking statements involving known and unknown risks and uncertainties which may cause the Company’s actual results in future periods or plans for future periods to differ materially from what was anticipated and that no representations or warranties were or are being made with respect to any such forward-looking statements or the probability of achieving any of the results projected in any of such forward-looking statements.  The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 5 below or the right of such Investor to rely thereon.

4.9          Such Investor represents and warrants that: (a) such Investor was contacted regarding the sale of the Shares by the Company or a Placement Agent with whom such Investor had a substantial pre-existing relationship and (b) no Shares were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith, the Investor did not (i) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (ii) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising; or (iii) observe any website or filing of the Company with the SEC, in each case, in which any offering of securities by the Company was described and as a result learned of any offering of securities by the Company.

4.10        If such Investor is a natural person, such Investor has the power and authority to enter into this Agreement and the Registration Rights Agreement.  If it is not a natural person, such Investor is duly organized and validly existing, has the power and authority to enter into this Agreement and the Registration Rights Agreement and is not organized for the purpose of this investment.

4.11        Such Investor has adequate net worth and means of providing for its current needs and personal contingencies to sustain a complete loss of its investment in the Company. Such Investor understands that the foregoing representations and warranties shall be deemed material and to have been relied upon by the Company.

5.             Representations, Warranties and Covenants of the Company.

The Company hereby represents and warrants to each Investor that as of the date hereof:

5.1          Organization, Good Standing and Qualification.  The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as currently conducted and as it is currently proposed to be conducted, and to enter into and carry out the provisions of this Agreement and the Registration Rights Agreement.  The Company is duly qualified to transact business and is in good standing in each other jurisdiction in which the failure to so qualify would materially and adversely affect the Company’s business, properties, assets, prospects or financial condition.

5.2          Subsidiaries.  Except for OvaScience Securities Corporation, a Massachusetts corporation and wholly-owned subsidiary of the Company, the Company does not presently own or control, directly or indirectly, any interest in any other corporation or other business entity.  The Company is not a participant in any joint venture, partnership or similar arrangement.

5.3          Authorization of this Agreement.  The Company has the requisite corporate power and authority to (a) enter into and to consummate the transactions contemplated by this Agreement, and (b) authorize, execute, issue and deliver the Shares as contemplated by this Agreement.  This Agreement has been duly authorized, executed and delivered by the Company, and constitutes a legal and binding obligation of the Company, enforceable in accordance with its terms, except (i) as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (iii) to the extent the indemnification provisions contained herein or in the Registration Rights Agreement may be limited by applicable federal or state securities laws.

5.4          Authorization of Shares.  The Shares to be issued at the Closing have been duly authorized and reserved for issuance and sale to the Investor pursuant to this Agreement.  When issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, the Shares will be duly and validly issued and the Shares will be fully paid and non-assessable.  The sale of the Shares is not subject to any preemptive rights or rights of first refusal.

5.5          Government Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the offer, sale or issuance of the

Shares or the consummation of any other transaction contemplated hereby, except for the compliance with applicable state securities laws, which compliance will have occurred within the appropriate time periods therefor.  Assuming that the representations of the Investors set forth in Section 4 above are true and correct, the offer, sale and issuance of the Shares in conformity with the terms of this Agreement are exempt from the registration requirements of Section 5 of the Securities Act, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemptions.

5.6          Capitalization.  As of March 12, 2013, the authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, 14,286,851 of which were issued and outstanding, and 5,000,000 shares of undesignated preferred stock, $0.001 par value per share, none of which are issued or outstanding.  The Company has also reserved an aggregate of 2,697,806 shares of Common Stock for issuance pursuant to the Company’s 2012 Stock Incentive Plan.  All issued and outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable. Other than as provided in this Section 5.6 and the SEC Reports (as defined below), there are no outstanding rights, options, warrants, preemptive rights, rights of first refusal or similar rights for the purchase or acquisition from the Company of any securities of the Company nor are there any commitments to issue or execute any such rights, options, warrants, preemptive rights or rights of first refusal.  There are no outstanding rights or obligations of the Company to repurchase or redeem any of its securities. All outstanding securities have been issued in compliance with state and federal securities laws.

5.7          Agreements; Action.

5.7.1       Except as disclosed in the SEC Reports, there are no agreements, instruments, contracts, judgments, orders, writs or decrees to which the Company is a party or by which it is bound that involve (i) the transfer or license of any material Proprietary Right (as defined in Section 5.9 below) to or from the Company, other than licenses arising from the purchase of “off the shelf” or other standard products, each of which licenses are not, individually, material to the Company’s business, (ii) provisions restricting the development, manufacture, distribution or sale of any products or services, or (iii) indemnification by the Company with respect to infringements of Proprietary Rights.

5.7.2       The Company has not (i) declared or paid any dividends or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) made any loans or advances to any officer or director of the Company, other than ordinary advances for travel expenses, or (iii) sold, exchanged or otherwise disposed of any of its material assets or rights described in the SEC Reports, other than the sale or transfer of its inventory in the ordinary course of business.

5.7.3       The Company is not a party to and is not bound by any contract, agreement, or instrument, or subject to any restriction under its certificate of incorporation or by-laws, each as amended and in effect at the Closing, that materially and adversely affects the Company’s business, properties, assets, prospects or financial condition as described in the SEC Reports.

5.8          Compliance with Other Instruments.  The Company is not in violation or default of any provision of its certificate of incorporation or by-laws, each as amended and in effect as of the Closing.  The Company is not in violation or default of any provision of any instrument, mortgage, deed of trust, loan, contract, commitment, judgment, writ, decree, order or obligation to which it is a party or by which it or any of its properties or assets are bound, which would materially adversely affect the Company’s business, properties, assets, prospects or financial condition or of any provision of any federal, state, or local statute, rule or governmental regulation applicable to the Company which would materially adversely affect the Company’s business, properties, assets, prospects or financial condition.  The execution, delivery, and performance of this Agreement and the issuance and sale of the Shares as contemplated by this Agreement will not result in any such violation, be in conflict with or constitute, with or without the passage of time or giving of notice, a default under any such provision, require any consent or waiver under any such provision, or result in the creation of any mortgage, pledge, lien, encumbrance, option, security interest, claim, loan, restriction or charge (each, a “Lien”) upon any of the properties or assets of the Company pursuant to any such provision, or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations, or any of its assets or properties pursuant to any such provision.

5.9          Intellectual Property.

5.9.1       To the Company’s knowledge (but without having conducted any special investigation or patent search), the Company has good title and ownership of, or a license to, all patents, trademarks, service marks, trade names, copyrights, trade secrets, information and other proprietary rights (collectively, the “Proprietary Rights”) necessary for its business as now conducted and as presently proposed to be conducted.  Except for the MGH License (as defined below), software that is generally commercially available and as set forth in the SEC Reports, there are no outstanding options, licenses or agreements of any kind to which the Company is a party relating to the foregoing, nor is the Company bound by or a party to any such options, licenses or agreements of any kind with respect to the Proprietary Rights of any other person or entity.  To the Company’s knowledge (but without having conducted any special investigation or patent search), the Company has not previously violated and, by conducting its business as now conducted does not, and as proposed to be conducted will not, violate any of the Proprietary Rights of any other person or entity, and the Company has not received any communications alleging that the Company has violated, or by conducting its business as now conducted and as proposed to be conducted, would violate the Proprietary Rights of any other person or entity.  To the Company’s knowledge, none of the Company’s employees are obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere in any material respect with the use of his or her best efforts to promote the interests of the Company or that would conflict in any material respect with the Company’s business as proposed to be conducted.  To the Company’s knowledge, neither the execution nor delivery of this Agreement, nor the carrying on of the Company’s business by the employees of the Company, nor the conduct of the Company’s business as proposed, will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of the Company’s employees or consultants is now obligated in any material respect.  To the Company’s knowledge, none of the Company’s current employees or consultants is, by virtue of such employee’s or consultant’s activities in connection with the Company’s business, violating or misappropriating in any material respect any of the Proprietary Rights of any former employer of such employee or consultant.  Except as disclosed in the SEC reports, to the Company’s knowledge, it will not be necessary to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to or outside the scope of their employment by the Company in the course of conducting its business.

5.9.2       The Company and The General Hospital Corporation, the corporate entity of Massachusetts General Hospital (“MGH”), are parties to that certain Exclusive License Agreement, dated June 27, 2011, as amended by Amendment No. 1 to the Exclusive License Agreement, dated September 7, 2011 (the “MGH License”).  The MGH License is in full force and effect and constitutes a legal and binding obligation of each of the Company and, to the Company’s knowledge, MGH, enforceable against each of the Company and, to the Company’s knowledge, MGH, in accordance with its terms.  Neither the Company nor, to the knowledge of the Company, MGH is in default or breach in any material respect under the terms of the MGH License (a “default” being defined for purposes hereof as an actual default or event of default or the existence of any fact or circumstance which would, upon receipt of notice or passage of time, constitute a default or right of termination).  Neither the Company nor MGH has exercised any termination rights, or given notice of any dispute, with respect to the MGH License.  The execution and delivery of this Agreement by the Company and each instrument required by this Agreement to be executed and delivered by the Company at the Closing, the compliance by the Company with the provisions of this Agreement and each instrument required by this Agreement to be executed and delivered by the Company at the Closing, will not conflict with, result in a breach of, constitute (with or without notice or lapse of time or both) a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice, consent or waiver under, or result in the loss of any benefit to which the Company is entitled under the MGH License.

5.10        Employees.  No current or former employee or consultant of the Company has excluded works or inventions made prior to his or her employment or consulting relationship with the Company that are related to the Company’s business as now conducted or presently proposed to be conducted from his or her assignment of inventions to the Company.  To the Company’s knowledge, no officer or key employee of the Company is in material violation of any prior employee contract, proprietary information agreement or noncompetition agreement, in any case, in connection with the provision of services to the Company.  No employees of the Company are represented by any labor union or covered by any collective bargaining agreement, nor are there any union organization activities pending or threatened by the Company’s employees.  There is no pending or threatened labor dispute involving the Company and any group of its employees.  The Company has complied in all material respects with all applicable state and federal equal opportunity, minimum wage, immigration, workforce reduction and other laws related to employment and termination of employment.  The Company is not aware that any officer of the Company has a present intention to terminate his or her employment with the Company, nor does the Company have a present intention to terminate the employment of any officer of the Company.

5.11        Related Party Transactions.  No employee, officer, director or stockholder of the Company or member of his or her immediate family is indebted to the Company. There are no obligations of the Company to employees, officers, directors or stockholders of the Company (or commitments to make loans or extend or guarantee credit) other than for payment of salary for services rendered, awards issued pursuant to the Company’s 2011 Stock Incentive Plan or 2012 Stock Incentive Plan, reimbursement for reasonable expenses incurred on behalf of the Company, and for other standard employee benefits made generally available to all employees.  Except as set forth in the Company’s 2011 Stock Incentive Plan or 2012 Stock Incentive Plan or disclosed in the SEC Reports, no employee, officer, director or stockholder of the Company or member of his or her immediate family is entitled to any bonus, acceleration of benefits or payment as the result of any change of control of the Company, any termination of employment, or any other event or combination of events.  Except as disclosed in the SEC Reports, no member of the immediate family of any officer or director of the Company is directly or indirectly interested in any material contract with the Company.

5.12        Litigation.  There is no action, suit, proceeding or investigation against the Company or, to the Company’s knowledge, against any of the Company’s employees (including without limitation any suit, proceeding or investigation involving the prior employment of any of the Company’s employees, their use in connection with the Company’s business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers) pending or, to the best of the Company’s knowledge, currently threatened before any court, administrative agency or other governmental body that would reasonably be expected to result, either individually or in the aggregate, in any material adverse change in the Company’s business, properties, assets, prospects or financial condition, or in any material change in the current equity ownership of the Company.  The Company is not a party or named as subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.  There is no material action, suit or proceeding by the Company currently pending or that the Company intends to initiate.

5.13        Title to Property and Assets.  The property and assets that the Company owns are free and clear of any Lien, except liens for taxes and assessments not yet due and minor liens and encumbrances which arise in the ordinary course of business and which do not, in any case, in the aggregate, materially detract from the value or use of the property subject thereto or materially impair the operations of the Company.  With respect to the property and assets it leases, the Company is in material compliance with such leases and, to its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances other than those of the lessors of such property or assets.

5.14        Permits.  The Company has all franchises, permits, licenses and any similar authority material to or necessary for the conduct of its business as now being conducted by it, the lack of which would reasonably be expected to materially and adversely affect the Company’s business, properties, assets, prospects or financial condition.  The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

5.15        Tax Returns and Payments.  The Company has filed all tax returns and reports (federal, state, local and foreign) as required by law, and has paid all taxes due.  The Company has not elected pursuant to the Internal Revenue Code of 1986, as amended (the “Code”), to be treated as a Subchapter S corporation pursuant to Section 1362(a) of the Code.  None of the Company’s federal income tax returns and none of its state income or franchise tax or sales or use tax returns is under audit by governmental authorities, nor has the Company received written notice of any such audit.  The Company has complied in all material respects with all applicable legal requirements relating to the payment and withholding of taxes and has duly and timely withheld and paid over to the appropriate taxing authority all amounts required to be so withheld and paid under all applicable legal requirements.  As used herein, “tax” shall mean any and all federal, state, local and foreign taxes, assessments and other governmental charges, duties, impositions, levies, customs, tariffs, fees and liabilities of the same or similar nature, and any liability for any of the foregoing.

5.16        Insurance.  The Company has in full force and effect insurance policies of the kinds and in the amounts not less than is customarily obtained by corporations of comparable size and stage of development engaged in the same or similar business and similarly situated, including, without limitation, insurance against loss, damage, fire, theft, public liability and other risks.

5.17        Environmental and Safety Laws.  The Company is not in violation of any applicable statute, law, or regulation relating to the environment or occupational health and safety, which violation has had or would reasonably be expected to have a material adverse effect on the financial condition, results of operations, properties or business of the Company and no material expenditures are required in order to comply with any such existing statute, law or regulation in order to carry on its business as currently conducted and as it is currently proposed to be conducted.

5.18        SEC Reports.  Since the Form 10 first became effective, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act on a timely basis.  The Company’s SEC Reports complied in all material respects with the requirements of the Exchange Act as of their respective dates and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  Except as disclosed in the SEC Reports, since the last day of the fiscal year of the most recent audited financial statements included in the SEC

Reports, there has been no occurrence or event which would reasonably be expected to have a material adverse effect on the financial condition, results of operations, properties or business of the Company.

5.19        Financial Statements.  The Company’s audited income statement, balance sheet, and statement of cash flows for the year ended December 31, 2012 included in the Company Annual Report on Form 10-K filed on February 25, 2013 (collectively, the “Financial Statements”) have been prepared in accordance with generally accepted accounting principles consistent with methods used in prior periods, and present fairly the financial condition and operating results of the Company as of the dates and for the periods indicated, subject to normal year-end audit adjustments and except that the unaudited statements included in the Financial Statements may not contain footnotes as would be required by generally accepted accounting principles. Except as disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person or entity.  The Company maintains a standard system of accounting established and administered in accordance with generally accepted accounting principles.

5.20        Absence of Undisclosed Liabilities.  Except as disclosed in the SEC Reports, the Company has no material Liabilities (as defined below), except for (a) Liabilities disclosed in the Financial Statements, (b) Liabilities relating to future executory obligations arising under the Company’s contracts, and (c) Liabilities which have arisen since December 31, 2012 in the ordinary course of business.  As used herein, “Liabilities” shall mean any and all debts, liabilities and obligations, whether known or unknown, absolute or contingent, accrued or unaccrued, disputed or undisputed, matured or unmatured, joint or several, due or to become due, fixed, determined or determinable.

5.21        Changes.  Except as disclosed in the SEC Reports, since December 31, 2012, there has not been:

5.21.1     any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business that have not been and are not expected to be, individually or in the aggregate, materially adverse, other than continued incurrence of operating losses;

5.21.2     any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the Company’s business, properties, assets, prospects or financial condition (as such business is presently conducted and as it is proposed to be conducted);

5.21.3     any waiver or compromise by the Company of a material right or of a material debt owed to it;

5.21.4     any satisfaction or discharge of any Lien or payment of any obligation by the Company, except in the ordinary course of business and the satisfaction and discharge of which would not have a materially adverse effect on the Company’s business, properties, assets, prospects or financial condition;

5.21.5     any material change or amendment to a material contract or arrangement by which the Company or any of its assets or properties is bound or subject;

5.21.6     any material increase in the compensation of any officer or director of the Company;

5.21.7     any sale, exclusive license, assignment or transfer of any material Proprietary Rights;

5.21.8     any resignation or termination of employment of any officer of the Company;

5.21.9     any Lien, transfer of a security interest in, or other encumbrance created by, the Company, with respect to any of its material properties or assets, except Liens for taxes not yet due and Liens that arise in the ordinary course of business and do not materially impair the Company’s ownership or use of such property or assets;

5.21.10  any material adverse change in the contingent obligations of the Company by way of guaranty, endorsement, indemnity, warranty or otherwise;

5.21.11  any declaration, setting aside of payment or other distribution in respect of any of the Company’s capital stock, or any direct or indirect redemption, purchase or other acquisition of any of such stock by the Company, other than repurchases of stock from former employees, officers, directors, consultants or other persons who performed services for the Company in connection with the cessation of such employment or service at the original purchase price;

5.21.12  to the best of the Company’s knowledge, any other event or condition of any character that would reasonably be expected to materially and adversely affect the Company’s business, properties, assets, prospects or financial condition; or

5.21.13  any agreement or commitment by the Company to do any of the things described in this Section 5.21.

5.22        Registration Rights.  Except as set forth in the SEC Reports and for the Registration Rights Agreement, the Company has not granted or agreed to grant, and is not under any obligation to provide, any rights to register under the Securities Act any of its presently outstanding securities or any of its securities that may be issued subsequently.

5.23        No General Solicitation.  Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Shares by any form of general solicitation or general advertising.  The Company has offered the Shares only to the Investors and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

5.24        Investment Company.  The Company is not, and is not an affiliate of, and immediately after receipt of payment for the Shares will not be or be an affiliate of, an “investment company” within the meaning of the Investment Company Act of 1040, as amended.

5.25        Voting Rights.  Except as set forth in the SEC Reports, to the Company’s knowledge, no stockholder of the Company has entered into any agreement with respect to the voting of equity securities of the Company.

5.26        Brokers and Finders.  Other than the Placement Agents, which have acted as advisors to the Company in connection with the transactions contemplated by the Agreements, no person or entity has or will have, as a result of the transactions contemplated by the Agreements, any right, interest or valid claim against or upon the Company for any commission, fee or other compensation as a finder or broker because of any act or omission by the Company or by any agent of the Company.

5.27        FCPA.  Neither the Company, any subsidiary, nor to the Company’s knowledge, any agent or other person acting on behalf of the Company or any of its subsidiaries, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

5.28        OFAC.  Neither the Company nor any of its subsidiaries nor, to the Company’s knowledge, any director, officer, agent, employee, affiliate or person acting on behalf of the Company or any subsidiary, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the sale of the Shares, or lend, contribute or otherwise make available such proceeds to any joint venture partner or other person or entity, towards any sales or operations in Cuba, Iran, Syria, Sudan, Myranmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

5.29        PFIC.  Neither the Company nor any of its subsidiaries is or intends to become a “passive foreign investment company” within the meaning of Section 1297 of the U.S. Internal Revenue Code of 1986, as amended.

5.30        Shell Company.  The Company is not, and has never been, a “shell company,” as described in paragraphs (i)(1)(i) and (ii) of Rule 144 promulgated under the Securities Act.

5.31        Reliance.  The Company understands that the foregoing representations and warranties shall be deemed material and to have been relied upon by the Investor.

6.             Closing Conditions.

6.1          Conditions to the Investors’ Obligations.  Each Investor’s obligation to purchase the Shares set forth on such Investor’s Omnibus Signature Page will be subject to the fulfillment at or before the Closing of each of the following conditions:

6.1.1       The representations and warranties of the Company contained in Section 5 shall be true and correct in all material respects on and as of the Closing with the same effect as if made on and as of the Closing.

6.1.2       The Company shall have performed or fulfilled in all material respects all agreements, obligations and conditions contained herein required to be performed or fulfilled by the Company at or prior to the Closing.

6.1.3       The Company shall cause a legal opinion, substantially in the form attached hereto as Exhibit A,  to be delivered by its counsel to the Investors.

6.1.4       The Registration Rights Agreement shall have been executed and delivered by the Company and the Investors (as such term is defined in the Registration Rights Agreement).

6.1.5       The Company shall deliver to the Investors a certificate, dated as of the Closing Date and signed its Chief Executive Officer, certifying to the fulfillment of the conditions specified in Sections 6.1.1 and 6.1.2.

6.1.6       The Company receives funds in an aggregate of at least $25,000,000 (twenty-five million dollars) at the Closing.

6.2          Conditions to the Company’s Obligations.  The Company’s obligation to issue and sell the Shares to the Investors shall be subject to the fulfillment at or before the Closing of each of the following conditions:

6.2.1       The representations and warranties of the Investors contained in Section 4 shall be true and correct in all material respects on and as of the Closing with the same effect as if made on and as of the Closing.

6.2.2       The Investors shall have performed or fulfilled in all material respects all agreements, obligations and conditions contained herein required to be performed or fulfilled by the Investors at or prior to the Closing.

6.2.3       The Investors shall have delivered the aggregate purchase payment for the Shares in the amount specified for the Investors on their respective Omnibus Signature Pages.

7.             Covenants of the Parties.

7.1          Confidentiality.  Except with respect to the existence of, and material terms and conditions of the transactions contemplated by this Agreement, the Company covenants and agrees that neither it nor any other person acting on its behalf will provide any Investor or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Investor shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Investor shall be relying on the foregoing representations in effecting transactions in securities of the Company.

7.2          Resale Registration Statement.  Each Investor acknowledges and agrees that the Company intends to use the information set forth in such Investor’s Investor Questionnaire in preparing a resale registration statement (the “Resale Registration Statement”) pursuant to the Registration Rights Agreement and hereby consents to such use. After the Closing Date and through the date that such Resale Registration Statement is declared effective, each Investor agrees to promptly notify the Company of any changes to the information contained in its Investor Questionnaire.

7.3          Additional Information.  Each Investor hereby agrees to furnish the Company such other information as the Company may request prior to the Closing with respect to such Investor’s purchase of Shares hereunder.

7.4          Indemnification by Company.  Subject to the provisions of this Section 7.4, the Company will indemnify and hold each Investor and its directors, officers, shareholders, members, partners, employees and agents (and any other persons with a functionally equivalent role of a person holding such titles notwithstanding a lack of such title or any other title), each person who controls such Investor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other persons with a functionally equivalent role of a person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, an “Investor Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that the Investor Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or (b) any action instituted against such Investor, or its affiliates, by any stockholder of the Company who is not an affiliate of such Investor, with respect to any of the transactions contemplated by this Agreement (unless such action is based upon a breach of such Investor’s representations, warranties or covenants under this Agreement or any agreements or understandings such Investor may have with any such stockholder or any violations by the Investor of state or federal securities laws or any conduct by such Investor which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against an Investor in respect of which indemnity may be sought pursuant to this Agreement, such Investor shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Investor Party. Any Investor Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Investor Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Investor Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel for all Investors participating in the offering contemplated by this Agreement. The Company will not be liable to any Investor Party under this Agreement (i) for any settlement by an Investor Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to (A) any Investor Party’s breach of any of the representations, warranties, covenants or agreements made by such Investor Party in this Agreement, (B) any violations by the Investor of state or federal securities laws or (C) any conduct by the Investor which constitutes fraud, gross negligence, willful misconduct or malfeasance.

7.5          Public Disclosure.  No Investor nor any officer, manager, director, member, partner, stockholder, employee, affiliate, affiliated person or entity of any Investor shall make or issue any press releases or otherwise make any public statements or make any disclosures to any third person or entity with respect to the transactions contemplated by this Agreement and will not make or issue any press releases or otherwise make any public statements of any nature whatsoever with respect to the Company without the Company’s express prior approval. The Company has the right to withhold such approval in its sole discretion.  The Company shall not publicly disclose the name of any Investor, including any Investor’s investment manager, or include the name of any Investor in any press release or filing with the SEC (or than any registration statement contemplated hereby or by the Registration Rights Agreement) or any regulatory agency or trading market, without the prior written consent of such Investor, except to the extent required by law.

7.6          Equal Treatment of Investors.  No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the agreements relating to this transaction unless the same consideration is also offered to all of the parties to such agreements.  For clarification purposes, this provision constitutes a separate right granted to each Investor by the Company and negotiated separately by each Investor, and is intended for the Company to treat the Investors as a class and shall not in any way be construed as the Investors acting in concert or as a group with respect to the purchase, disposition or voting of Shares or otherwise.

7.7          Securities Laws Disclosure.  By 9:00 a.m. New York City time, on the trading day immediately following the date of this Agreement, the Company shall issue a press release reasonably acceptable to the Placement Agents disclosing all material terms of the transactions contemplated hereby.  On or before 5:30 p.m. New York City time on the fourth trading day immediately following the date of this Agreement, the Company will file a Current Report on Form 8-K with the SEC describing the material terms of the agreements relating to the transactions contemplated hereby (including, without limitation, this Agreement and the Registration Rights Agreement).

8.             Survival of Representations, Warranties and Agreements; Third Party Beneficiary.  Notwithstanding any investigation made by any party to this Agreement or by the Placement Agents, all covenants, agreements, representations and warranties made by the Company and the Investors herein will survive the execution of this Agreement, the delivery to the Investors of the Shares being purchased, and the payment therefor.  The Placement Agents shall be third party beneficiaries with respect to the representations, warranties and agreements of the Investors in Section 4 hereof.

9.             Notices.  All notices and other communications provided for or permitted hereunder shall be made in writing and shall be deemed effectively given upon the earlier of actual receipt or: (i) personal delivery to the party to be notified; (ii) when sent, if sent by electronic mail or facsimile during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt.  All communications shall be sent to the following addresses:

If to the Company, to:

OvaScience, Inc.
215 First Street, Suite 240
Cambridge, MA, 02142
Attention:  Chief Executive Officer

With copies to:

Wilmer Cutler Pickering Hale and Dorr, LLP
60 State Street
Boston, MA 02109
Attention: Lia Der Marderosian, Esq.
Telephone: (617) 526-6982
Facsimile: (617) 526-5000

If to an Investor, to its address or email address on the Signature Page or to such other address or email address as the Company or such Investor may designate in writing;

or to such other address as the Company or the Investors may designate in writing. All notices and communications shall be deemed to have been duly given at the time delivered by hand, if personally delivered; upon actual receipt if sent by certified mail, return receipt requested, or regular mail, if mailed; when receipt acknowledged, if sent via facsimile; and upon actual receipt when delivered to an air courier guaranteeing overnight delivery.

10.          Changes.  This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investors holding a majority of the Shares then outstanding.

11.          Headings.  The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

12.          Severability.  In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained in this Agreement will not in any way be affected or impaired thereby.

13.          Governing Law.  This Agreement will be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

14.          Counterparts.  This Agreement may be executed in one or more original or facsimile counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.  The Company and the Investors acknowledge and agree that the Company shall deliver its counterpart to the Investors at the Closing.

15.          Entire Agreement.  This Agreement, together with the Registration Rights Agreement, constitute the entire agreement among the Investors and the Company with respect to the Offering and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof.

16.          Independent Nature of Obligations.  The obligations of each Investor under this Agreement are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement.  The failure or waiver of performance under this Agreement by any Investor shall not excuse performance by any other Investor.  Subject to Section 10 above, each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Securities Purchase Agreement or caused this Securities Purchase Agreement to be executed by their duly authorized representatives, as of the date first written above.

OVASCIENCE, INC.

By:	/s/ Michelle Dipp
Michelle Dipp
President and Chief Executive Officer

INVESTORS

[Investors Executed by means of Omnibus Signature Pages, the form of which is attached hereto as Annex I]

ANNEX I

OMNIBUS SIGNATURE PAGE TO

PURCHASE AGREEMENT AND REGISTRATION RIGHTS AGREEMENT OF OVASCIENCE, INC.

IN WITNESS WHEREOF, the undersigned Investor hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between OvaScience, Inc. and the Investors (as defined therein) to which this Omnibus Signature Page is attached as an Investor thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investors, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase for the number of Shares set forth below.

Dated as of the 12th day of March, 2013.

INVESTOR

Print Name: Adage Capital Partners, LP

Signature:	/s/ Dan Lehan

If Investor is an entity:

Name of signatory: Dan Lehan

Title: Chief Operating Officer

OMNIBUS SIGNATURE PAGE TO

PURCHASE AGREEMENT AND REGISTRATION RIGHTS AGREEMENT OF OVASCIENCE, INC.

IN WITNESS WHEREOF, the undersigned Investor hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between OvaScience, Inc. and the Investors (as defined therein) to which this Omnibus Signature Page is attached as an Investor thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investors, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase for the number of Shares set forth below.

Dated as of the 12th day of March, 2013.

INVESTOR

Print Name: Kevin Beck

Signature:	/s/ Kevin Beck

If Investor is an entity:

Name of signatory:

Title:

OMNIBUS SIGNATURE PAGE TO

PURCHASE AGREEMENT AND REGISTRATION RIGHTS AGREEMENT OF OVASCIENCE, INC.

IN WITNESS WHEREOF, the undersigned Investor hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between OvaScience, Inc. and the Investors (as defined therein) to which this Omnibus Signature Page is attached as an Investor thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investors, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase for the number of Shares set forth below.

Dated as of the 12th day of March, 2013.

INVESTOR

Print Name: BioBrit, LLC

Signature:	/s/ Daniel M. Bradbury

If Investor is an entity:

Name of signatory: Daniel M. Bradbury

Title: Managing Member

OMNIBUS SIGNATURE PAGE TO

PURCHASE AGREEMENT AND REGISTRATION RIGHTS AGREEMENT OF OVASCIENCE, INC.

IN WITNESS WHEREOF, the undersigned Investor hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between OvaScience, Inc. and the Investors (as defined therein) to which this Omnibus Signature Page is attached as an Investor thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investors, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase for the number of Shares set forth below.

Dated as of the 12th day of March, 2013.

INVESTOR

Print Name: Blackwell Partners, LLC

Signature:	/s/ Justin B. Nixon

If Investor is an entity:

Name of signatory: Justin B. Nixon

Title: Investment Manager

OMNIBUS SIGNATURE PAGE TO

PURCHASE AGREEMENT AND REGISTRATION RIGHTS AGREEMENT OF OVASCIENCE, INC.

IN WITNESS WHEREOF, the undersigned Investor hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between OvaScience, Inc. and the Investors (as defined therein) to which this Omnibus Signature Page is attached as an Investor thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investors, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase for the number of Shares set forth below.

Dated as of the 12th day of March, 2013.

INVESTOR

Print Name: BMV Direct LP

Signature:	/s/ Brian J. Wolfe

If Investor is an entity:

Name of signatory: Brian J. Wolfe

Title: Senior Corporate Counsel and Assistant Secretary

OMNIBUS SIGNATURE PAGE TO

PURCHASE AGREEMENT AND REGISTRATION RIGHTS AGREEMENT OF OVASCIENCE, INC.

IN WITNESS WHEREOF, the undersigned Investor hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between OvaScience, Inc. and the Investors (as defined therein) to which this Omnibus Signature Page is attached as an Investor thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investors, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase for the number of Shares set forth below.

Dated as of the 12th day of March, 2013.

INVESTOR

Print Name: Jon-Erik Borgen

Signature:	/s/ Jon-Erik Borgen

If Investor is an entity:

Name of signatory:

Title:

OMNIBUS SIGNATURE PAGE TO

PURCHASE AGREEMENT AND REGISTRATION RIGHTS AGREEMENT OF OVASCIENCE, INC.

IN WITNESS WHEREOF, the undersigned Investor hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between OvaScience, Inc. and the Investors (as defined therein) to which this Omnibus Signature Page is attached as an Investor thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investors, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase for the number of Shares set forth below.

Dated as of the 12th day of March, 2013.

INVESTOR

Print Name: Borgen Equity III Holdings, LLC

Signature:	/s/ Jon-Erik K. Borgen

If Investor is an entity:

Name of signatory: Jon-Erik K. Borgen

Title: Manager

OMNIBUS SIGNATURE PAGE TO

PURCHASE AGREEMENT AND REGISTRATION RIGHTS AGREEMENT OF OVASCIENCE, INC.

IN WITNESS WHEREOF, the undersigned Investor hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between OvaScience, Inc. and the Investors (as defined therein) to which this Omnibus Signature Page is attached as an Investor thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investors, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase for the number of Shares set forth below.

Dated as of the 12th day of March, 2013.

INVESTOR

Print Name: Jeffrey David Capello

Signature:	/s/ Jeffrey David Capello

If Investor is an entity:

Name of signatory:

Title:

OMNIBUS SIGNATURE PAGE TO

PURCHASE AGREEMENT AND REGISTRATION RIGHTS AGREEMENT OF OVASCIENCE, INC.

IN WITNESS WHEREOF, the undersigned Investor hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between OvaScience, Inc. and the Investors (as defined therein) to which this Omnibus Signature Page is attached as an Investor thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investors, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase for the number of Shares set forth below.

Dated as of the 12th day of March, 2013.

INVESTOR

Print Name: CYCAD GROUP, LLC

Signature:	/s/ K. Leonard Judson

If Investor is an entity:

Name of signatory: K. Leonard Judson

Title: President & Managing Director

OMNIBUS SIGNATURE PAGE TO

PURCHASE AGREEMENT AND REGISTRATION RIGHTS AGREEMENT OF OVASCIENCE, INC.

IN WITNESS WHEREOF, the undersigned Investor hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between OvaScience, Inc. and the Investors (as defined therein) to which this Omnibus Signature Page is attached as an Investor thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investors, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase for the number of Shares set forth below.

Dated as of the 12th day of March, 2013.

INVESTOR

Print Name: DAFNA Life Science Ltd.

Signature:	/s/ Fariba Ghodsian

If Investor is an entity:

Name of signatory: Fariba Ghodsian

Title: Managing Member

OMNIBUS SIGNATURE PAGE TO

PURCHASE AGREEMENT AND REGISTRATION RIGHTS AGREEMENT OF OVASCIENCE, INC.

IN WITNESS WHEREOF, the undersigned Investor hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between OvaScience, Inc. and the Investors (as defined therein) to which this Omnibus Signature Page is attached as an Investor thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investors, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase for the number of Shares set forth below.

Dated as of the 12th day of March, 2013.

INVESTOR

Print Name: DAFNA Life Science Market Neutral Ltd.

Signature:	/s/ Fariba Ghodsian

If Investor is an entity:

Name of signatory: Fariba Ghodsian

Title: Managing Member

OMNIBUS SIGNATURE PAGE TO

PURCHASE AGREEMENT AND REGISTRATION RIGHTS AGREEMENT OF OVASCIENCE, INC.

IN WITNESS WHEREOF, the undersigned Investor hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between OvaScience, Inc. and the Investors (as defined therein) to which this Omnibus Signature Page is attached as an Investor thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investors, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase for the number of Shares set forth below.

Dated as of the 12th day of March, 2013.

INVESTOR

Print Name: DAFNA Life Science Select Ltd.

Signature:	/s/ Fariba Ghodsian

If Investor is an entity:

Name of signatory: Fariba Ghodsian

Title: Managing Member

OMNIBUS SIGNATURE PAGE TO

PURCHASE AGREEMENT AND REGISTRATION RIGHTS AGREEMENT OF OVASCIENCE, INC.

IN WITNESS WHEREOF, the undersigned Investor hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between OvaScience, Inc. and the Investors (as defined therein) to which this Omnibus Signature Page is attached as an Investor thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investors, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase for the number of Shares set forth below.

Dated as of the 12th day of March, 2013.

INVESTOR

Print Name: Deerfield Special Situations Fund, L. P.

Signature:	/s/ J. Isler

If Investor is an entity:

Name of signatory: J. Isler

Title: Chief Financial Officer

OMNIBUS SIGNATURE PAGE TO

PURCHASE AGREEMENT AND REGISTRATION RIGHTS AGREEMENT OF OVASCIENCE, INC.

IN WITNESS WHEREOF, the undersigned Investor hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between OvaScience, Inc. and the Investors (as defined therein) to which this Omnibus Signature Page is attached as an Investor thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investors, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase for the number of Shares set forth below.

Dated as of the 12th day of March, 2013.

INVESTOR

Print Name:	Deerfield Special Situations International Master Fund, L.P.

Signature:	/s/ J. Isler

If Investor is an entity:

Name of signatory: J. Isler

Title: Chief Financial Officer

OMNIBUS SIGNATURE PAGE TO

PURCHASE AGREEMENT AND REGISTRATION RIGHTS AGREEMENT OF OVASCIENCE, INC.

IN WITNESS WHEREOF, the undersigned Investor hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between OvaScience, Inc. and the Investors (as defined therein) to which this Omnibus Signature Page is attached as an Investor thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investors, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase for the number of Shares set forth below.

Dated as of the 12th day of March, 2013.

INVESTOR

Print Name: EcoR1 Capital Fund, L.P.

Signature:	/s/ Oleg Nodelman

If Investor is an entity:

Name of signatory: Oleg Nodelman

Title: Managing Member

OMNIBUS SIGNATURE PAGE TO

PURCHASE AGREEMENT AND REGISTRATION RIGHTS AGREEMENT OF OVASCIENCE, INC.

IN WITNESS WHEREOF, the undersigned Investor hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between OvaScience, Inc. and the Investors (as defined therein) to which this Omnibus Signature Page is attached as an Investor thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investors, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase for the number of Shares set forth below.

Dated as of the 12th day of March, 2013.

INVESTOR

Print Name: El Chichon Partners, LLC

Signature:	/s/ Erin Burr

If Investor is an entity:

Name of signatory: Erin Burr

Title: Manager

OMNIBUS SIGNATURE PAGE TO

PURCHASE AGREEMENT AND REGISTRATION RIGHTS AGREEMENT OF OVASCIENCE, INC.

IN WITNESS WHEREOF, the undersigned Investor hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between OvaScience, Inc. and the Investors (as defined therein) to which this Omnibus Signature Page is attached as an Investor thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investors, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase for the number of Shares set forth below.

Dated as of the 12th day of March, 2013.

INVESTOR

Print Name: FRANKLIN STRATEGIC SERIES – FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

By: FRANKLIN ADVISERS, INC., AS INVESTMENT ADVISER

Signature:	/s/ Evan McCulloch

If Investor is an entity:

Name of signatory: Evan McCulloch

Title: Vice President

OMNIBUS SIGNATURE PAGE TO

PURCHASE AGREEMENT AND REGISTRATION RIGHTS AGREEMENT OF OVASCIENCE, INC.

IN WITNESS WHEREOF, the undersigned Investor hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between OvaScience, Inc. and the Investors (as defined therein) to which this Omnibus Signature Page is attached as an Investor thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investors, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase for the number of Shares set forth below.

Dated as of the 12th day of March, 2013.

INVESTOR

Print Name: FRANKLIN TEMPLETON INVESTMENT FUNDS – FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

By: FRANKLIN ADVISERS, INC., AS INVESTMENT ADVISER

Signature:	/s/ Evan McCulloch

If Investor is an entity:

Name of signatory: Evan McCulloch

Title: Vice President

OMNIBUS SIGNATURE PAGE TO

PURCHASE AGREEMENT AND REGISTRATION RIGHTS AGREEMENT OF OVASCIENCE, INC.

IN WITNESS WHEREOF, the undersigned Investor hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between OvaScience, Inc. and the Investors (as defined therein) to which this Omnibus Signature Page is attached as an Investor thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investors, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase for the number of Shares set forth below.

Dated as of the 12th day of March, 2013.

INVESTOR

Print Name: Hunt-BioVentures, L.P.

Signature:	/s/ Michael T. Bierman

If Investor is an entity:

Name of signatory: Michael T. Bierman

Title: Managing Director

OMNIBUS SIGNATURE PAGE TO

PURCHASE AGREEMENT AND REGISTRATION RIGHTS AGREEMENT OF OVASCIENCE, INC.

IN WITNESS WHEREOF, the undersigned Investor hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between OvaScience, Inc. and the Investors (as defined therein) to which this Omnibus Signature Page is attached as an Investor thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investors, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase for the number of Shares set forth below.

Dated as of the 12th day of March, 2013.

INVESTOR

Print Name: Janus Capital Funds Plc/Janus Global Life Sciences Fund

Signature:	/s/ Andrew Acker

If Investor is an entity:

Name of signatory: Andrew Acker

Title: Portfolio Manager

OMNIBUS SIGNATURE PAGE TO

PURCHASE AGREEMENT AND REGISTRATION RIGHTS AGREEMENT OF OVASCIENCE, INC.

IN WITNESS WHEREOF, the undersigned Investor hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between OvaScience, Inc. and the Investors (as defined therein) to which this Omnibus Signature Page is attached as an Investor thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investors, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase for the number of Shares set forth below.

Dated as of the 12th day of March, 2013.

INVESTOR

Print Name: Janus Global Life Sciences Fund

Signature:	/s/ Andrew Acker

If Investor is an entity:

Name of signatory: Andrew Acker

Title: Portfolio Manager

OMNIBUS SIGNATURE PAGE TO

PURCHASE AGREEMENT AND REGISTRATION RIGHTS AGREEMENT OF OVASCIENCE, INC.

IN WITNESS WHEREOF, the undersigned Investor hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between OvaScience, Inc. and the Investors (as defined therein) to which this Omnibus Signature Page is attached as an Investor thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investors, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase for the number of Shares set forth below.

Dated as of the 12th day of March, 2013.

INVESTOR

Print Name: Janus Global Life Sciences Fund (Luxembourg)

Signature:	/s/ Andrew Acker

If Investor is an entity:

Name of signatory: Andrew Acker

Title: Portfolio Manager

OMNIBUS SIGNATURE PAGE TO

PURCHASE AGREEMENT AND REGISTRATION RIGHTS AGREEMENT OF OVASCIENCE, INC.

IN WITNESS WHEREOF, the undersigned Investor hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between OvaScience, Inc. and the Investors (as defined therein) to which this Omnibus Signature Page is attached as an Investor thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investors, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase for the number of Shares set forth below.

Dated as of the 12th day of March, 2013.

INVESTOR

Print Name:	Jennison Global Healthcare Master Fund, Ltd. (the “Fund”)

By:	Jennison Associates LLC, as investment manager to the Fund

Signature:	/s/ David Chan

If Investor is an entity:

Name of signatory:	David Chan

Title:	Managing Director of Jennison Associates LLC and Portfolio Manager to the Fund

OMNIBUS SIGNATURE PAGE TO

PURCHASE AGREEMENT AND REGISTRATION RIGHTS AGREEMENT OF OVASCIENCE, INC.

IN WITNESS WHEREOF, the undersigned Investor hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between OvaScience, Inc. and the Investors (as defined therein) to which this Omnibus Signature Page is attached as an Investor thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investors, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase for the number of Shares set forth below.

Dated as of the 12th day of March, 2013.

INVESTOR

Print Name:	Jenop Global Healthcare Fund, Limited (the “Fund”)

By:	Jennison Associates LLC, as investment manager to the Fund

Signature:	/s/ David Chan

If Investor is an entity:

Name of signatory:	David Chan

Title:	Managing Director of Jennison Associates LLC and Portfolio Manager to the Fund

OMNIBUS SIGNATURE PAGE TO

PURCHASE AGREEMENT AND REGISTRATION RIGHTS AGREEMENT OF OVASCIENCE, INC.

IN WITNESS WHEREOF, the undersigned Investor hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between OvaScience, Inc. and the Investors (as defined therein) to which this Omnibus Signature Page is attached as an Investor thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investors, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase for the number of Shares set forth below.

Dated as of the 12th day of March, 2013.

INVESTOR

Print Name:	Edward F. Keely

Signature:	/s/ Edward F. Keely

If Investor is an entity:

Name of signatory:

Title:

OMNIBUS SIGNATURE PAGE TO

PURCHASE AGREEMENT AND REGISTRATION RIGHTS AGREEMENT OF OVASCIENCE, INC.

IN WITNESS WHEREOF, the undersigned Investor hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between OvaScience, Inc. and the Investors (as defined therein) to which this Omnibus Signature Page is attached as an Investor thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investors, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase for the number of Shares set forth below.

Dated as of the 12th day of March, 2013.

INVESTOR

Print Name:	Patrick Lin

Signature:	/s/ Patrick Lin

If Investor is an entity:

Name of signatory:

Title:

OMNIBUS SIGNATURE PAGE TO

PURCHASE AGREEMENT AND REGISTRATION RIGHTS AGREEMENT OF OVASCIENCE, INC.

IN WITNESS WHEREOF, the undersigned Investor hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between OvaScience, Inc. and the Investors (as defined therein) to which this Omnibus Signature Page is attached as an Investor thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investors, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase for the number of Shares set forth below.

Dated as of the 12th day of March, 2013.

INVESTOR

Print Name:	LONGWOOD FUND LP

Signature:	/s/ Brian Malone

If Investor is an entity:

Name of signatory:	Brian Malone

Title:	Chief Financial Officer

OMNIBUS SIGNATURE PAGE TO

PURCHASE AGREEMENT AND REGISTRATION RIGHTS AGREEMENT OF OVASCIENCE, INC.

IN WITNESS WHEREOF, the undersigned Investor hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between OvaScience, Inc. and the Investors (as defined therein) to which this Omnibus Signature Page is attached as an Investor thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investors, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase for the number of Shares set forth below.

Dated as of the 12th day of March, 2013.

INVESTOR

Print Name:	Thomas Malley

Signature:	/s/ Thomas Malley

If Investor is an entity:

Name of signatory:

Title:

OMNIBUS SIGNATURE PAGE TO

PURCHASE AGREEMENT AND REGISTRATION RIGHTS AGREEMENT OF OVASCIENCE, INC.

IN WITNESS WHEREOF, the undersigned Investor hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between OvaScience, Inc. and the Investors (as defined therein) to which this Omnibus Signature Page is attached as an Investor thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investors, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase for the number of Shares set forth below.

Dated as of the 12th day of March, 2013.

INVESTOR

Print Name:	Pacific Select Fund, Health Sciences Portfolio (the “Fund”)

By:	Jennison Associates LLC, as sub-advisor to the Fund

Signature:	/s/ David Chan

If Investor is an entity:

Name of signatory:	David Chan

Title:	Managing Director of Jennison Associates LLC and Portfolio Manager to the Fund

OMNIBUS SIGNATURE PAGE TO

PURCHASE AGREEMENT AND REGISTRATION RIGHTS AGREEMENT OF OVASCIENCE, INC.

IN WITNESS WHEREOF, the undersigned Investor hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between OvaScience, Inc. and the Investors (as defined therein) to which this Omnibus Signature Page is attached as an Investor thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investors, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase for the number of Shares set forth below.

Dated as of the 12th day of March, 2013.

INVESTOR

Print Name:	Prudential Sector Funds, Inc. — Prudential Health Sciences Fund d/b/a Prudential Jennison Health Sciences Fund (the “Fund”)

By:	Jennison Associates LLC, as sub-advisor to the Fund

Signature:	/s/ David Chan

If Investor is an entity:

Name of signatory:	David Chan

Title:	Managing Director of Jennison Associates LLC and Portfolio Manager to the Fund

OMNIBUS SIGNATURE PAGE TO

PURCHASE AGREEMENT AND REGISTRATION RIGHTS AGREEMENT OF OVASCIENCE, INC.

IN WITNESS WHEREOF, the undersigned Investor hereby executes, delivers, joins in and agrees to be bound by (i) (A) the Securities Purchase Agreement by and between OvaScience, Inc. and the Investors (as defined therein) to which this Omnibus Signature Page is attached as an Investor thereunder and (B) the Registration Rights Agreement, attached to the Securities Purchase Agreement, by and among the Company and the Investors, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to purchase for the number of Shares set forth below.

Dated as of the 12th day of March, 2013.

INVESTOR

Print Name:	RA Capital Healthcare Fund, LP

Signature:	/s/ Peter Kolchinsky

If Investor is an entity:

Name of signatory:	Peter Kolchinsky

Title:	Manager

ANNEX II

OVASCIENCE, INC.

REGISTRATION RIGHTS AGREEMENT

ANNEX III

OVASCIENCE, INC.

INVESTOR QUESTIONNAIRE

If the Investor is an individual, please complete Sections 1 and 3 of this Investor Questionnaire.  If the Investor is an entity, please complete Sections 2 and 3 of this Investor Questionnaire.

The Investor acknowledges that OvaScience, Inc. (the “Company”) intends to use the information set forth below to rely on certain exemptions from registration contained in the Securities Act of 1933, as amended (the “Act”) and similar laws of certain states.

The Investor also acknowledges that the Company intends to use the information set forth below in preparing a resale registration statement (the “Resale Registration Statement”) relating to the offer and sale of the securities purchased pursuant to the Subscription Agreement (the “Subscription Agreement”) between the Investor and the Company.  The Investor understands that failure to provide the requested information may result in the Company’s exclusion of the Investor’s securities from the Resale Registration Statement.

SECTION 1.         QUESTIONS FOR INDIVIDUALS

1.              Legal name in which the stock certificate should be issued:

2.              Address to which the stock certificate should be sent:

3.              Email address:

4.              Date of birth:

5.              U. S. citizen:   Yes ☐       No ☐

6.              Number of dependents:

7.              Social security no.:

8.            Accredited Investor Suitability Requirements:

Please indicate if you meet any of the following requirements:

(A)                               I am a natural person and had an individual income in excess of $200,000 in each of the two most recent years and reasonably expect an income in excess of $200,000 in the current year.  For these purposes “income” means my individual adjusted gross income for federal income tax purposes, plus (i) any deduction for long term capital gain; (ii) any deduction for depletion; (iii) any exclusion for interest; and (iv) any losses of a partnership allocated to an individual limited partner.

Annex III - 1

Yes ☐                                                                     No ☐

(B)                               I am a natural person and had a joint income with my spouse in excess of $300,000 in each of the two most recent years and reasonably expect a joint income with my spouse in excess of $300,000 in the current year.  For these purposes “income” shall be determined as set forth in Section 1, clause 7(A) above.

Yes ☐                                                                     No ☐

(C)                               I am a natural person and have an individual net worth on the date hereof (or joint net worth with my spouse) in excess of $1 million (excluding the value of my primary residence) (1).

Yes ☐                                                                     No ☐

(D)                               I am a natural person and am a director, executive officer or general partner of the Company.  For these purposes, “executive officer” shall mean the president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy making function, or any other person who performs similar policy making functions for the Company.

Yes ☐                                                                     No ☐

INDIVIDUALS, PLEASE SKIP TO PAGE 5 TO ANSWER THE QUESTIONS IN SECTION 3 THAT ARE APPLICABLE TO ALL INVESTORS

SECTION 2.                            QUESTIONS FOR ENTITIES

1.            Full legal name in which the stock certificate should be issued and nature (e.g., limited partnership, corporation, trust, limited liability company) of entity:

2.            Address to which the stock certificate should be sent:

3.            Name of contact person:

4.            Email address of contact person:

(1)  For purposes of this calculation, your “net worth” equals your total assets minus both your total liabilities and the value of your primary residence.  To calculate the value of your primary residence, subtract from the estimated fair market value of the property the amount of debt secured by the property (up to the estimated fair market value of the property).

Annex III - 2

5.            Date of organization:

6.            State of organization:

7.            Taxpayer identification no.:

8.            Accredited Investor Suitability Requirements:

(A)                               Was the entity formed for the specific purpose of investing in the Company?

Yes ☐                            No ☐

(B)                               If your answer to question (A) is “No,” CHECK whichever of the following statements is applicable to the entity; if your answer to question (A) is “Yes” or if none of the statements in Section 2, clause 6(B)(1) below are applicable, the entity must be able to certify to the statement in Section 2, clause 6(B)(2) below in order to qualify as an Accredited Investor.

(1)                                 The undersigned entity certifies that it is an Accredited Investor because it is:

(i)                                     a bank as defined in section 3(a)(2) of the Securities Act of 1933 (the “Act”) or a savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act, whether acting in an individual or fiduciary capacity;

Yes ☐                                                                                                          No ☐

(ii)                                  a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934;

Yes ☐                                                                                                          No ☐

(iii)                               an insurance company as defined in section 2(a)(13) of the Act;

Yes ☐                                                                                                          No ☐

(iv)                              an investment company registered under the Investment Company Act of 1940;

Yes ☐                                                                                                          No ☐

(v)                                 a business development company as defined in section 2(a)(48) of the Investment Company Act of 1940;

Yes ☐                                                                                                          No ☐

Annex III - 3

(vi)                              a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958;

Yes ☐                                                                                                          No ☐

(vii)                           a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees provided that such employee benefit plan has total assets in excess of $5,000,000;

Yes ☐                                                                                                          No ☐

(viii)                        an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, provided that the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, and the plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser or provided that the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, the investment decisions are made solely by persons that are Accredited Investors (if a self-directed plan with more than one investment account, (1) each participant must maintain a separate investment account within the plan, and (2) the funds of the separate investment accounts within the plan must not be commingled);

Yes ☐                                                                                                          No ☐

(ix)                              a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

Yes ☐                                                                                                          No ☐

(x)                                 an organization described in section 501(c)(3) of the Internal Revenue Code of 1986, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities of the Company with total assets in excess of $5,000,000; or

Yes ☐                                                                                                          No ☐

(xi)                              a trust, with total assets in excess of $5,000,000, not formed for the specified purpose of acquiring the securities of the Company, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) promulgated under the Act.

Yes ☐                                                                                                          No ☐

Annex III - 4

(2)                                 The undersigned entity certifies that it is an Accredited Investor because each of its stockholders, partners, beneficiaries or other equity holders meets at least one of the following conditions:

(i)                                     It is a natural person and had an individual net worth at the time of purchase (or joint net worth with spouse) in excess of $1 million (excluding the value of its primary residence).

Yes ☐                                                                                                          No ☐

(ii)                                  It is a natural person and had an individual income (without including any income of spouse) in excess of $200,000 (or joint income with spouse in excess of $300,000) in each of the two most recent years and reasonably expects an individual income in excess of $200,000 (or joint income with spouse in excess of $300,000) in the current year.  For these purposes “income” means individual adjusted gross income for federal income tax purposes, plus (i) any deduction for long term capital gains; (ii) any deduction for depletion; (iii) any exclusion for interest; and (iv) any losses of a partnership allocated to an individual limited partner.

Yes ☐                                                                                                          No ☐

(iii)                               The stockholder, partner, beneficiary or other equity holder is a corporation, partnership, trust or other entity which meets the description of at least one of the organizations specified in Section 2, clause 6(B)(1) above or whose stockholders, partners, beneficiaries or other equity holders meet at least one of the descriptions in this Section 2, clause 6(B)(2).

Yes ☐                                                                                                          No ☐

SECTION 3.    QUESTIONS FOR ALL INVESTORS

1.            Affiliation with Broker-Dealers: Is the undersigned a registered broker-dealer or an affiliate of a registered broker-dealer?  For purposes of this question, an “affiliate” of a specified person or entity means a person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person or entity specified.

Yes ☐                                                             No ☐

If so, please answer the remaining questions in this section.

Please identify the registered broker-dealer(s) and describe the nature of the affiliation(s) between the undersigned and any registered broker-dealers:

Annex III - 5

If the securities are being purchased by you other than in the ordinary course of business, please describe the circumstances:

If you, at the time of purchasing the securities, will have any agreements or understandings, directly or indirectly, with any person to distribute the securities, please describe such agreements or understandings:

2.              Relationship with the Company:

(A)                               Have you or any of your affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) held any position or office or have you had any other material relationship with the Company (or its predecessors or affiliates) within the past three years?

Yes ☐              No ☐

(B)                               If so, please state the nature and duration of your relationship with the Company:

3.              Plan of Distribution:  Except as set forth below, the undersigned intends to distribute its securities pursuant to the Resale Registration Statement in accordance with the “Plan of Distribution” that will be included therein, a copy of which is attached as Exhibit B to the Registration Rights Agreement by and among the Company and the Investors:

State any exceptions here:

4.              Potential Nature of Beneficial Holding: The purpose of this question is to identify the ultimate natural person(s) or publicly held entity that will exercise(s) sole or shared voting or dispositive power over the securities.

Annex III - 6

(A)                               Is the undersigned required to file, or is it a wholly-owned subsidiary of a company that is required to file, periodic and other reports (for example, Forms 10-K, 10-Q, 8-K) with the Securities and Exchange Commission pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934?

Yes ☐              No ☐

(B)                               State whether the undersigned is a subsidiary of an investment company, registered under the Investment Company Act of 1940:

Yes ☐              No ☐

If a subsidiary, please identify the publicly-held parent entity:

If you answered “Yes” to these two questions (Section 3, clauses 4(A) and (B)), you may skip the next question, and proceed to the signature page of this Investor Questionnaire.

(C)                               Please identify the controlling person(s) of the undersigned (the “Controlling Entity”).  If the Controlling Entity is not a natural person or a publicly held entity, please identify each controlling person(s) of such Controlling Entity.  This process should be repeated until you reach natural persons or a publicly held entity that will exercise sole or shared voting or dispositive power over the securities:

Please find below an example of the requested natural person disclosure:

The securities will be held by [VC Fund I] and [VC Fund II].  The [sole general partner] of [VC Fund I] and [VC Fund II] is [VC Management LLC].  The [managers] of [VC Management LLC] are [John Smith] and [Jane Doe].  These individuals may be deemed to have shared voting and investment power of the securities held by [VC Fund I] and [VC Fund II].  Each of these individuals will disclaim beneficial ownership of such securities, except to the extent of his or her pecuniary interest therein.

Annex III - 7

(D)                               Please provide contact information for all controlling persons and Controlling Entities identified in Section 3, clauses 3(C) above:

Name of controlling person or Controlling Entity (including contact person for Controlling Entities)	Mailing Address	E-Mail Address	Telephone Number

If you need more space for any response, please attach additional sheets of paper.  Please be sure to indicate your name and the number of the item being responded to on each such additional sheet of paper, and to sign each such additional sheet of paper before attaching it to this Investor Questionnaire.  Please note that you may be asked to answer additional questions depending on your responses to the above questions.

The undersigned recognizes that the Company is relying on the truth and accuracy of such information so that it may rely on certain exemptions from registration contained in the Act and the securities laws of certain states.

By signing below, the undersigned consents to the disclosure of the information contained herein and the inclusion of such information in the Registration Statement, any amendments thereto and the related prospectus.  The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

THE UNDERSIGNED AGREES TO NOTIFY LEERINK SWANN LLC IMMEDIATELY OF ANY CHANGES IN THE FOREGOING INFORMATION.

Annex III - 8

IN WITNESS WHEREOF, the undersigned has executed this Investor Questionnaire this          day of                               , 2013, and declares that it is truthful and correct.

INDIVIDUALS:	ENTITIES:

Signature of Investor	Print Name of Entity

Print Name of Investor	Signature of Authorized Signatory

Print Name of Authorized Signatory

Print Title of Authorized Signatory

Annex III - 9